Exhibit 10.4

THIRD AMENDMENT TO SHAREHOLDERS AGREEMENT

This THIRD AMENDMENT TO SHAREHOLDERS AGREEMENT (this “Amendment”), effective as of February 13, 2020 (the “Third Amendment Effective Date”), is made by and among Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer (“ACRA”), ADIP Holdings (A), L.P., a Cayman Islands limited partnership (“ADIP A”), ADIP Holdings (B), L.P., a Cayman Islands limited partnership (“ADIP B”), ADIP Holdings (C), L.P., a Cayman Islands limited partnership (“ADIP C”), ADIP Holdings (D), L.P., a Cayman Islands limited partnership (“ADIP D”), ADIP Holdings (E), L.P., a Cayman Islands limited partnership (“ADIP E”) and ADIP Holdings (Lux), L.P., a Cayman Islands limited partnership (“ADIP Lux” and, together with ADIP A, ADIP B, ADIP C, ADIP D and ADIP E, the “Co- Investors” and each, a “Co-Investor”) and Athene Life Re Ltd., a reinsurance company organized under the laws of Bermuda (“ALRe” and, together with the Co-Investors, the “Shareholders”). ACRA, the Co-Investors and ALRe are the “Parties” and each a “Party” to this Amendment.

WITNESSETH:

WHEREAS, the Parties are parties to that certain Shareholders Agreement effective as of October 1, 2019 (the “Shareholders Agreement”), as amended pursuant to that certain First Amendment to the Shareholders Agreement, effective as of October 25, 2019, and that certain Second Amendment to the Shareholders Agreement, effective as of December 4, 2019;

WHEREAS, the Parties desire to amend the Shareholders Agreement as provided herein; and

WHEREAS, pursuant to Section 4.5 of the Shareholders Agreement, the Shareholders Agreement may be amended by a written instrument duly executed by the proper officers of each party to the Shareholders Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereby agree as follows:

1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Shareholders Agreement.

2.    Amendment.

(a)    From and after the Third Amendment Effective Date, Section 2.2(b) of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

“(b)    The capital stock of each New ACRA Investment Entity shall be divided into and shall consist of the New ACRA Investment Entity Class A Common Shares, which will be held in each case by the Co-Investors, and the New ACRA Investment Entity Class B Common Shares, which will be held in each case by ALRe. Subject to the applicable Bye-laws and Section 2.3, the New ACRA Investment Entity Class B Common Shares of each New ACRA Investment Entity will hold one hundred percent (100%) of the Total Voting Power of the applicable New ACRA Investment Entity. The New ACRA Investment Entity Class A Common Shares shall, in the aggregate, constitute sixty-seven percent (67%) (or such other percentage as determined in accordance with Section 3.11(b)) of the capital stock of each New ACRA Investment Entity, and the New ACRA Investment Entity Class B Common Shares shall, in the aggregate, constitute thirty-three percent (33%) (or such other percentage as determined in accordance with Section 3.11(b)) of the capital stock of each New ACRA Investment Entity, unless otherwise agreed to by ALRe and ACRA.”

(b)    From and after the Third Amendment Effective Date, Section 3.11(b) of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

“(b)    Issuance of Additional Shares to ALRe.

(i)    Notwithstanding anything to the contrary herein, if at any time ACRA (or any other relevant ACRA Investment Entity) determines, in its sole discretion, that the ownership or anticipated ownership of Shares by any Co-Investor could cause ACRA (or such other relevant ACRA Investment Entity) to fail to qualify for the benefits of the Treaty at any time while this Agreement is in effect, the parties hereto agree that ALRe will be permitted to purchase from each applicable ACRA Investment Entity, and each applicable ACRA Investment Entity will be required to issue and sell new Shares to ALRe (such Shares, the “True-up Shares” and the date ALRe purchases such Shares, the “True-up Date”), in such amount as ACRA determines, in its sole discretion, is necessary or appropriate to ensure that, following the consummation of such purchase, sale and issuance, ACRA (and each other relevant ACRA Investment Entity) will qualify for the benefits of the Treaty.

(ii)    The purchase, sale and issuance of the True-up Shares shall be made at the initial purchase price paid by the Co-Investors for the Shares, minus the amount of any dividends paid by ACRA to the Shareholders prior to the True-up Date, plus the amount of any capital contributions made by the Shareholders to ACRA prior to the True-up Date, plus a cost of carry equal to six percent (6%) (compounded annually) calculated from the Closing Date, unless there has been a material change or significant event relating to an ACRA Investment Entity that would, in the sole discretion of ACRA, render it more appropriate to ascribe a different valuation to the cost of carry (the amount paid per True-up Share, the “True-up Share Price”).

(iii)    Notwithstanding anything to the contrary herein, if at any time following an issuance of True-up Shares pursuant to Section 3.11(b)(i) ACRA (or any other relevant ACRA Investment Entity) determines, in its sole discretion, that the issuance of True-up Shares exceeded the minimum amount of Shares necessary or appropriate to ensure that ACRA (and each other relevant ACRA Investment Entity) qualifies for the benefits of the Treaty, then the parties hereto agree that ACRA and each applicable ACRA Investment Entity will be required to redeem and purchase from ALRe, and ALRe will be required to return and sell to ACRA and each applicable ACRA Investment Entity a number of True-up Shares (such redeemed True-up Shares, the “Redemption Shares,” and each date that ACRA redeems such True-up Shares, a “Redemption Date”) as ACRA determines, in its sole discretion, is necessary or appropriate to reduce ALRe’s economic ownership to as close to, but not less than, thirty-three percent (33%) as possible without causing ACRA (or any other relevant ACRA Investment Entity) to fail (either as of the Redemption Date or any other future date) to qualify for the benefits of the Treaty.

(iv)    The purchase, sale and issuance of the Redemption Shares shall be made at the True-up Share Price, minus the amount of any dividends paid by ACRA to the Shareholders prior to the applicable Redemption Date, plus the amount of any capital contributions made by the Shareholders to ACRA prior to the applicable Redemption Date, plus a cost of carry equal to six percent (6%) (compounded annually) calculated from the True-up Date, unless there has been a material change or significant event relating to an ACRA Investment Entity that would, in the mutual agreement of ACRA and ALRe, render it more appropriate to ascribe a different valuation to the cost of carry.

(v)    ACRA shall deliver notice to the Co-Investors and ALRe of any purchase, sale, issuance or redemption of Shares it determines is necessary or appropriate under this Section 3.11(b). Upon any issuance or redemption pursuant to this Section 3.11(b), each applicable ACRA Investment Entity shall update Schedule A-1 and Schedule A-2, and shall make any necessary updates to the applicable register of Shareholders pursuant to the applicable Bye-laws. In addition, the Parties acknowledge and agree that Exhibit A-1 to the Athene Subscription Agreement shall automatically be amended and restated to reflect any adjustments next to ALRe’s name as contemplated by this Section 3.11(b).

(vi)    The specific timing of any purchase, sale, issuance or redemption made pursuant to this Section 3.11(b) shall be determined by ACRA in its sole discretion.”

(c)    From and after the Third Amendment Effective Date, the definition of “Excluded Securities” is hereby amended and restated in its entirety to read as follows:

“ “Excluded Securities” means (i) Equity Securities issued in respect of or in exchange for all Shares on a pro rata basis by way of a dividend, distribution, share split, reverse share split, merger, consolidation, reorganization, recapitalization or similar transaction, (ii) Equity Securities issued upon exercise, conversion or exchange of any options, warrants, rights or other convertible securities outstanding as of the date hereof or issued after the date hereof in accordance with the terms of this Agreement or the Organizational Documents, (iii) Equity Securities issued to a third party financing source (which is not a Class B Shareholder or an Affiliate of a Class B Shareholder, or an Affiliate of an ACRA Investment Entity) in connection with a debt financing of any ACRA Investment Entity and/or any of their respective Subsidiaries, (iv) Equity Securities issued to ceding companies or other insurance companies in connection with any reinsurance agreements, (v) Equity Securities issued to a seller or sellers of a business or the assets thereof (which is not a member of the Apollo Group or the Athene Group) or issued to any other un-Affiliated Persons, in each case, in connection with any ACRA Investment Entity’s (or any of their respective Affiliates’) acquisition of such seller’s or sellers’ business or the assets thereof, whether such acquisition is in the form of a merger, consolidation, asset purchase or other similar business combination, (vi) Equity

Securities issued or distributed in connection with a transaction permitted under Section 3.5 or Section 3.11(b)(i), (vii) Equity Securities issued at any time to directors, officers, employees or consultants of any ACRA Investment Entity or AAM pursuant to an ACRA Board-approved option or incentive plan of any ACRA Investment Entity or AAM and (viii) any Equity Securities issued to a Shareholder in connection with the funding in full of a capital call of such Shareholder related to an outstanding Commitment; provided, that in the case of clauses (i) through (vi), if and only to the extent such issuances or distributions are approved by the applicable ACRA Board.”

3.     Miscellaneous.

(a)    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Shareholders Agreement shall remain in full force and effect in accordance with their respective terms and are hereby ratified or confirmed. This Amendment shall not constitute an amendment or waiver of any provision of the Shareholders Agreement except as expressly set forth herein. Upon the execution and delivery hereof, the Shareholders Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Shareholders Agreement, and this Amendment and the Shareholders Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Shareholders Agreement. As used in the Shareholders Agreement, the terms “this Agreement,” “herein,” “hereinafter,” “hereto,” and words of similar import shall mean and refer to, from and after the Third Amendment Effective Date, unless the context requires otherwise, the Shareholders Agreement as amended by this Amendment.

(b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an electronic copy of an executed counterpart of a signature page to this Amendment by email or facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Third Amendment Effective Date.

ATHENE CO-INVEST REINSURANCE AFFILIATE 1A LTD.
By:        /s/ Adam Laing

Name:        Adam Laing

Title:        Chief Financial Officer

ADIP HOLDINGS (A), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt

Name:    Joseph D. Glatt

Title:    Vice President

ADIP HOLDINGS (B), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt

Name:    Joseph D. Glatt

Title:    Vice President

ADIP HOLDINGS (C), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt

Name:    Joseph D. Glatt

Title:    Vice President

ADIP HOLDINGS (D), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt

Name:    Joseph D. Glatt

Title:    Vice President

ADIP HOLDINGS (E), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt

Name:    Joseph D. Glatt

Title:    Vice President

ADIP HOLDINGS (LUX), L.P.
By: Apollo ADIP Advisors, L.P., its general partner
By: Apollo ADIP Capital Management, LLC, its general partner
By: APH Holdings, L.P., its sole member
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Joseph D. Glatt

Name:    Joseph D. Glatt

Title:    Vice President

ATHENE LIFE RE LTD.
By:        /s/ Brad Molitor

Name:        Brad Molitor

Title:        Chief Actuary